File No. 33-79170, 811-8524
                                            Filed under Rule 497(e)

EQUITABLE LIFE INSURANCE COMPANY OF IOWA

                      PROSPECTUS SUPPLEMENT
                         JANUARY 5, 1998

                             TO THE
   EQUITABLE LIFE INSURANCE COMPANY OF IOWA SEPARATE ACCOUNT A

  PrimElite Variable Annuity Prospectus for Individual Flexible
 Purchase Payment Deferred Variable And Fixed Annuity Contracts
    Dated May 1, 1997 as amended May 28, 1997, June 26, 1997,
                July 9, 1997 and October 24, 1997

                           __________

     The following information supplements the information contained in the prospectus regarding Qualified Contracts, Section b. Individual Retirement Annuities on page 31 of the prospectus. Insert after paragraph (2) the following paragraph:

     (3)  ROTH IRAs
     Effective immediately, the Company is offering Contracts in connection with ROTH Individual Retirement Annuities ("ROTH IRAs"). New Section 408A of the Code permits eligible individuals to contribute to ROTH IRAs. Under applicable limitations, certain amounts may be contributed to a ROTH IRA. The contributions are not deductible from the individual's gross income, but if certain qualifications are met, distributions of earnings are not included in federally taxable income. Rollovers from regular IRAs or conversions of regular IRAs to ROTH IRAs are permitted, but the owner must include the amount rolled over or converted in federally taxable income (with the ability to spread the tax liability over four years if the rollover or conversion takes place in 1998). ROTH IRAs are subject to limitations on eligibility, contributions, transferability, and distributions. Purchasers of Contracts to be qualified as ROTH IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. Please check with Customer Service for state availability.

     The following information supplements the information contained in the prospectus regarding Tax Treatment of Withdrawals - Qualified Contracts beginning on page 32 of the prospectus. Insert the following paragraph after the first paragraph:

     Generally, earnings on a ROTH IRA accrue federally tax-deferred, and distributions are not subject to federal income tax or 10% penalty tax if five years have passed since the first contribution was made or any conversion from a traditional IRA was effected, and the distribution is made (a) once the owner is 59 1/2 or older, (b) upon the death or disability of the owner, or (c) for a limited amount, for qualified first-time home buyer expenses. Distributions that do not meet these conditions would be subject to ordinary federal income tax and may be subject to the 10% penalty tax.


This supplement should be retained with your PrimElite
Prospectus.

PE-1-ROTH                                              1/5/98